UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 18, 2021

THE MIDDLEBY CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-9973	36-3352497
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1400 Toastmaster Drive, Elgin, Illinois	60120
(Address of Principal Executive Offices)	(Zip Code)

(847) 741-3300

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock	MIDD	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02              Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

David Brewer, Chief Operating Officer of The Middleby Corporation (the “Company”), notified the Company of his decision to retire from his position as Chief Operating Officer, effective as of February 18, 2021, and to retire from the Company, effective as of December 31, 2021 (the “Retirement Date”). Prior to the Retirement Date, Mr. Brewer will remain with the Company as a non-officer executive.

On February 19, 2021, the Company issued a press release announcing the retirement of Mr. Brewer. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01	Other Events.

Effective February 18, 2021, the Board of Directors of the Company (the “Board”) appointed James K. Pool III as Chief Technology and Operations Officer and Steven P. Spittle as Chief Commercial Officer. The Board also appointed Martin M. Lindsay, current Vice President, Treasurer and Secretary of the Company, to serve in the additional role of Chief Risk and Administration Officer, effective February 18, 2021.

On February 19, 2021, the Company issued a press release announcing the appointments of Mr. Pool, Mr. Spittle and Mr. Lindsay as Chief Technology and Operations Officer, Chief Commercial Officer and Chief Risk and Administration Officer, respectively. A copy of the press release is furnished as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)            Exhibits

Exhibit No.	Description
99.1	Press Release, dated February 19, 2021, issued by The Middleby Corporation.

99.2	Press Release, dated February 19, 2021, issued by The Middleby Corporation.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE MIDDLEBY CORPORATION

Dated: February 19, 2021	By:	/s/ Bryan E. Mittelman
Bryan E. Mittelman
Chief Financial Officer